--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                SemiAnnual Report
                                 New Income Fund
--------------------------------------------------------------------------------
                               November 30, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================

* The bond market bounced back over the last six months as the economy slowed and inflation fears subsided.

* The Short-Term Bond Fund posted a solid 4.31% gain for the six-month period, slightly ahead of its peer group. However, the 12-month return was a modest 4.82% due to the difficult environment earlier in the year.

* Afterinterest rates dropped in the fall, we turned slightly defensive by shortening duration. We also improved credit quality by reducing some lower-quality corporate holdings in favor of mortgage securities.

* Economic growth and inflation should remain moderate in coming months, and the Federal Reserve appears unlikely to raise short-term interest rates in the near future.


--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

After taking its lumps in the first half of 1996, the bond market rebounded over the last six months. The economy slowed and inflation fears subsided, allowing interest rates to settle into a narrow range after their sharp ascent earlier in the year. Your fund produced a solid gain.

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
================================================================================

When we last wrote to you in May, things did not look good for the bond market. The economy appeared to be gaining momentum and consumer prices were on the rise, leading to fears that inflation was making a comeback. Indeed, the economy grew at a robust 4.7% annualized rate in the second quarter. The financial markets widely anticipated that the Federal Reserve would raise the key federal funds target to curb accelerating growth. The bond market responded with higher yields, with the two-year Treasury note yield rising to 6.2% in August, as shown in the chart.

[A 3-line chart showing interest rate levels on the 5-year Treasury note, 2-year Treasury note, and Federal Funds Target Rate from 11/30/95 through 11/30/96.]

Instead, the Fed chose to stay the course, keeping the fed funds target at 5.25%, where it has been since January. That strategy proved correct, as the economy slowed to a more moderate 2% growth pace in the third quarter and inflation fears subsided. In the fall, and especially after the presidential election in early November, the bond market rallied on confirmation of slower growth, subdued inflation, and continuation of the status quo in Washington with a Democratic White House and a Republican-controlled Congress. The two-year Treasury yield dropped back to 5.7% by the end of November and bond prices rose. Over the last 12 months, despite fluctuating in a wide range, intermediate interest rates finished only slightly higher. Therefore, bond returns came mostly from income rather than price appreciation. Higher-yielding corporate and mortgage-backed bonds performed best in this environment.

--------------------------------------------------------------------------------
PERFORMANCE AND STRATEGY REVIEW
================================================================================

With interest rates settling into a relatively narrow range over the last six months, we concentrated on maintaining a slightly above-average yield and kept the fund's duration between 1.8 and 2.0 years. By November 30, we moved toward the low end of this range, taking a somewhat defensive stance after the drop in interest rates this fall. (Duration is a measure of a bond fund's price sensitivity to interest rate changes. A shorter duration means the fund's share price falls less if interest rates rise.)

As part of our strategy to add incremental yield, we continued to hold a significant portion of fund assets in high-quality corporate bonds and mortgage-backed securities because they provided higher levels of income. This strategy proved beneficial as both sectors outperformed Treasuries over the full year, although mortgages lagged behind Treasuries in price appreciation during the most recent six-month period.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

Periods Ended 11/30/96             6 Months        12 Months
--------------------------------------------------------------------------------

Short-Term Bond Fund                 4.31%           4.82%

Lipper Short Investment-Grade
Debt Funds Average                   4.17            5.44

================================================================================

Your fund posted a solid return over the last six months, slightly ahead of the peer group average due mostly to the extra income generated by our corporate and mortgage securities. However, results for the 12 months ended November 30 were lackluster and trailed the peer group because of our longer duration earlier in the year when the bond market soured.

In the past few months, we increased our mortgage position to nearly one-third of net assets and reduced our corporate bond holdings (including asset-backed securities) to just under 50%. Our mortgage holdings are concentrated in securities with relatively stable cash flows in changing rate environments, namely short-duration, 15-year pass-throughs; collateralized mortgage obligations (CMOs); and securities with balloon payments. Therefore, these securities tend to be less volatile than more traditional pass-through mortgage issues and to perform somewhat differently from the overall mortgage market.

Our reductions in corporate holdings were primarily in lower-quality issues, including many of our BBB-rated finance and industrial holdings as well as lower-rated media and telecommunications bonds. This improvement in quality is reflected in the pie chart, with AAA-rated government and corporate securities now representing 54% of assets (up from 46% last May), single-A issues at 18% (down from 24%), and BBB-rated securities at 13% (down from 16%).

[A pie chart showing credit quality diversification on 11/30/96.]

There were two reasons behind this drive to improve quality. First, the yield advantage of lower-quality versus higher- quality bonds narrowed, making it harder to justify taking on the additional credit risk. Second, the risk of credit downgrades among investment-grade issuers increased somewhat with the growing use of cash and debt (as opposed to equity) to finance merger activity in recent weeks.

Overall, the fund continued to be well diversified among U.S. Treasuries, corporate bonds, and mortgage-backed issues, as shown in the table following this letter. Our position in utilities remained high at 8% because it was one of the few sectors where valuations were still attractive.

--------------------------------------------------------------------------------
OUTLOOK
================================================================================

The economy has settled into a moderate growth pattern, all but eliminating concerns of a Fed tightening in the near term. Since growth in the fourth calendar quarter will be pivotal in determining the direction of monetary policy, the Fed has apparently adopted a wait-and-see approach.

The bond market rallied in the wake of the presidential election, seemingly heartened by the results. Indeed, as the century draws to a close, hopes run high for meaningful progress toward a balanced budget, which apparently enjoys bipartisan support in Washington.

In coming months, as the current economic expansion approaches its sixth anniversary, bonds should at least earn their coupons as long as growth remains moderate and inflation stays in check.

Respectfully submitted,

[signature]

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

December 20, 1996

--------------------------------------------------------------------------------
Portfolio Highlights
================================================================================
Key statistics
                                                        5/31/96         11/30/96
                                                        -------         --------
Price Per Share                                         $ 4.64          $ 4.70
Dividends Per Share
    For 6 months                                          0.14            0.14
    For 12 months                                         0.29            0.28

Dividend Yield *
    For 6 months                                          6.16%           5.99%
    For 12 months                                         6.35            6.09

Weighted Average Maturity (years)                         2.5             2.4

Weighted Average Effective Duration (years)               2.0             1.8

Weighted Average Quality **                               AA              AA
--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

Portfolio Highlights
================================================================================
SECTOR Diversification
                                                      Percent of      Percent of
                                                      Net Assets      Net Assets
                                                        5/31/96        11/30/96
                                                      ----------      ----------
Mortgage-Backed  Securities                               25%             31%
U.S. Treasury Obligations                                  9              14
Utilities                                                  9               8
Commercial Paper                                           6               8
Asset-Backed  Securities                                   6               7
Banking                                                    5               6
Finance and Credit                                         8               5
Transportation                                             2               4
Industrial                                                 9               4
Media and Communications                                   5               3
Investment Dealers                                         2               3
Government Agency Obligations                              6               3
Retail                                                     1               2
All Other                                                  7               2
Other Assets Less Liabilities                             --              --

Total                                                     100%           100%

================================================================================

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Graph shown here. Periods 11\86 thru 11\96. Short-Term Bond Fund $18,341 and Lehman 1-3 Year Government/Corporate Bond Index $20,206]

--------------------------------------------------------------------------------
Average Annual Compound Total Return
================================================================================

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================

Periods Ended  11/30/96                   1 Year   3 Years   5 Years   10 Years
-------------  --------                   ------   -------   -------   --------

Short-Term Bond Fund                       4.82%    3.60%      4.83%     6.25%

================================================================================
          Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


--------------------------------------------------------------------------------

Financial Highlights
================================================================================
Unaudited
                                  For a share outstanding throughout each period

                               6 Months      Year               3 Months++      Year
                                  Ended     Ended                  Ended       Ended
                               11/30/96   5/31/96    5/31/95     5/31/94      2/28/94     2/28/93   2/29/92
                               --------   -------    -------     -------      -------     -------   -------
NET ASSET VALUE
Beginning of period         $   4.64    $   4.72    $   4.85    $   5.00    $   5.09    $   5.05    $   4.94

Investment activities
Net investment income           0.14        0.29        0.29        0.07        0.31        0.33        0.35

Net realized and
unrealized gain (loss)          0.06        (0.08)      (0.13)      (0.15)     (0.09)       0.04        0.11

Total from
investment activities           0.20         0.21        0.16       (0.08)      0.22        0.37        0.46

Distributions

Net investment income          (0.14)      (0.28)      (0.29)      (0.07)     (0.28)      (0.33)      (0.35)
Tax return of capital             --       (0.01)          --          --     (0.03)         --          --
Total distributions            (0.14)      (0.29)      (0.29)      (0.07)     (0.31)      (0.33)      (0.35)

NET ASSET VALUE

End of period               $   4.70    $   4.64    $   4.72    $   4.85    $   5.00    $   5.09    $   5.05

Ratios/Supplemental Data
Total return                    4.31%       4.58%       3.41%       (1.65)%     4.36%       7.63%       9.70%

Ratio of expenses to
average net assets              0.74%+      0.72%       0.79%       0.79%+      0.74%       0.76%       0.88%

Ratio of net investment
income to average
net assets                      5.91%+      6.15%       6.09%       5.56%+      6.00%       6.59%       7.07%

Portfolio turnover rate        120.3%+     118.7%      136.9%      222.8%+     90.8%       68.4%       380.7%
Net assets, end of period
(in thousands)             $ 455,508    $ 429,498   $ 493,726   $ 601,924   $ 668,066   $ 556,330   $ 396,980

--------------------------------------------------------------------------------
     +    Annualized.
     ++   The fund's fiscal year-end was changed to May 31.
================================================================================

--------------------------------------------------------------------------------
Statement of Net Assets
================================================================================
Unaudited                                                      November 30, 1996

                                                                 Par      Value
                                                                 ---      -----
CORPORATE BONDS AND NOTES  38.0%

Banking  6.0%

Banco Latinoamericano, Notes, (144a), 6.97%, 10/16/00 .......   $4,650   $ 4,707
Chase Manhattan, Sub. Notes, 8.00%, 4/15/02 .................    4,050     4,076
Credit Foncier France, Eurodollar, Notes, 8.00%, 2/23/98 ....    4,400     4,529
Firstar, Sub. Notes, 7.15%, 9/1/00 ..........................    2,700     2,740
MBNA, Sr. Notes, 7.49%, 9/14/99 .............................    4,300     4,454
Mercantile Bankshares, Sr. Notes, (144a), 6.13%, 7/15/98+ ...    3,500     3,485
Old Kent Bank & Trust, CD, 7.20%, 10/14/97 ..................    3,500     3,542
                                                                          27,533
Consumer Products  1.0%

Grand Metropolitan Investment, Gtd. Notes, 6.50%, 9/15/99        4,450     4,491
                                                                           4,491
Finance and Credit  5.3%

Chubb, Deb., 8.75%, 11/15/99 ................................    3,338     3,497
Ciesco, MTN, 7.38%, 4/19/00 .................................    3,750     3,887
Countrywide Funding, MTN, 6.02%, 3/25/98 ....................    5,000     5,009
General Electric Capital, MTN, 8.10%, 1/26/99 ...............    5,000     5,239
Heller Financial, Notes, 7.875%, 11/1/99 ....................    3,780     3,940
Providian, MTN, 6.92%, 5/16/00 ..............................    2,700     2,760
                                                                          24,332
Industrials  4.3%

Ford Motor Credit, MTN, 8.21%, 3/16/99 ......................    4,450     4,654
General Motors Acceptance Corporation, MTN,
        6.625%, 4/24/00 .....................................    4,400     4,458
IBM, Notes, 6.375%, 6/15/00 .................................    5,000     5,057
Lockheed Martin, Notes, 6.55%, 5/15/99 ......................    4,500     4,554
Westinghouse Credit, MTN, 9.04%, 6/1/98 .....................    1,000     1,022
                                                                          19,745
Investment Dealers   3.4%

Bear Stearns, Notes, 7.625%, 9/15/99 ........................    1,800     1,870
Lehman Brothers, MTN, 6.75%, 5/24/99 ........................    4,450     4,494
Merrill Lynch, Notes, 7.05%, 4/15/03 ........................    4,400     4,443
Salomon, MTN, 5.90%, 2/9/98 .................................    4,675     4,675
                                                                          15,482
Media and Communications  3.2%

Lucent Technologies, Notes, 6.90%, 7/15/01 ..................    4,675     4,809
News America Holdings, Sr. Notes, 7.50%, 3/1/00 .............    4,750     4,909
Tele Communications, Sr. Notes, 8.25%, 1/15/03 ..............    4,650     4,719
                                                                          14,437
Petroleum  0.7%

Occidental Petroleum, MTN, 5.85%, 11/9/98 ...................    2,975     2,963
                                                                           2,963
Retail  2.3%

Dayton Hudson, Notes, 9.40%, 2/15/01 ........................    4,725     5,235
Sears Roebuck & Company, MTN, 8.23%, 5/4/99 .................    4,800     5,037
                                                                          10,272

Transportation  3.9%

Burlington Northern, Notes, 7.40%, 5/15/99 .................     2,775     2,845
Chilbar Shipping, Notes, 6.98%, 7/15/01 ....................     2,655     2,725
Delta Air Lines, ETC, 9.60%, 5/26/00 - 6/1/00 ..............     2,960     3,205
Federal Express, Notes, 6.25%, 4/15/98 .....................     4,250     4,256
Union Pacific, Notes, 7.00%, 6/15/00 .......................     4,500     4,589
                                                                          17,620
Utilities  7.9%
Commonwealth Edison
    1st Mtg. Bonds
        6.25%, 2/1/98 ......................................     1,550     1,545
        9.375%, 2/15/00 ....................................     3,110     3,363
Connecticut Light & Power, 1st Ref. Mtg. Bonds, 5.50%, 2/1/99    4,650     4,520
Consumers Power, 1st Mtg. Bonds, 6.875%, 5/1/98 ............     3,250     3,263
Long Island Lighting, Gen. & Ref. Mtg., 8.75%, 2/15/97 .....     3,760     3,779
Orange and Rockland Utilities, Deb., 6.14%, 3/1/00 .........     4,500     4,481
Pacific Gas and Electric, 1st Mtg. Bonds, 8.75%, 1/1/01 ....     4,500     4,881

Potomac Capital
    MTN
        6.38%, 10/6/97 .....................................     1,500     1,503
        6.61%, 3/16/98 .....................................     1,000     1,006
Progress Capital Holdings, Gtd. Notes, (144a), 6.88%, 8/1/01     4,400     4,494
System Energy Resources, 1st Mtg. Notes, 7.625%, 4/1/99 ....     3,250     3,335
                                                                          36,170

Total Corporate Bonds and Notes (Cost  $171,102)                         173,045

ASSET-BACKED SECURITIES  6.9%
Auto-Backed  0.2%

USAA Auto Loan Grantor Trust, 5.00%, 11/15/99 ............         737       735

Credit Card-Backed  5.2%

American Express Master Trust, 7.15%, 8/15/99 ............      $4,750   $ 4,851
Discover Card Trust, 7.85%, 11/21/00 .....................       4,500     4,643
First Deposit Master Trust, 6.05%, 8/15/02 ...............       4,500     4,520
MBNA Master Credit Card Trust, 5.53%, 3/15/01 ............       5,000     5,005
Signet Credit Card Master Trust, 5.20%, 2/15/02 ..........       4,500     4,453
                                                                          23,472

Home Equity Loans-Backed  1.0%

Access Financial Mortgage Loan Trust, 6.90%, 5/18/11 .....       4,450     4,474
SPNB Home Equity Loan, 7.85%, 5/15/98 ....................          12        12
U.S. Home Equity Loan, 8.50%, 4/15/21 ....................         304       310
                                                                           4,796

Receivables-Backed  0.5%

Case Equipment Loan Trust, 7.60%, 12/15/97 ...............           9         9
Harley Davidson Eaglemark, (144a), 6.35%, 10/15/02 .......       2,225     2,239
                                                                           2,248

Total Asset-Backed Securities (Cost  $31,282)                             31,251

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  30.2%

U.S. Government Agency Obligations  28.7%
Federal Home Loan Mortgage
    5.25%, 7/1/97 ........................................           1         1
    9.00%, 7/1/01 - 7/1/02 ...............................       1,591     1,648
    9.50%, 8/1/01 - 9/1/02 ...............................         969     1,012
    10.00%, 1/1/01 - 10/1/05 .............................         610       642
    11.00%, 8/1/00 - 2/1/01 ..............................         503       533
5 year balloon
    5.00%, 5/1/99 - 6/1/99 ...............................       4,635     4,571
    6.00%, 4/1/99 ........................................      11,768    11,789
    7.50%, 1/1/97 - 5/1/00 ...............................       7,981     8,122
7 year balloon
    6.50%, 12/1/99 .......................................      10,832    10,934
    7.00%, 6/1/99 - 11/1/99 ..............................       7,709     7,855
    9.50%, 4/1/97 - 8/1/97 ...............................          96        97
REMIC
    6.00%, 2/15/03 .......................................       7,000     7,015
    6.75%, 10/15/03 ......................................      10,000    10,125
    7.50%, 2/15/06 .......................................      13,550    13,817
Federal National Mortgage Assn.
    5.50%, 11/1/05 .......................................         109       107
    7.00%, 4/1/09  .......................................      12,359    12,536
    11.00%, 10/1/00 - 1/1/01 .............................         229       249
7 year balloon
    9.00%, 3/1/97 - 7/1/98 ...............................       1,954     1,995
    9.50%, 5/1/97 - 1/1/98 ...............................         187       190

REMIC
    5.40%, 3/25/04 .......................................      11,000    10,927
    6.25%, 8/25/06 .......................................       5,000     5,008
    6.50%, 5/25/04 .......................................       7,250     7,318
    7.50%, 8/25/05 - 11/25/05 ............................      13,995    14,210
    130,701
U.S. Government Guaranteed Obligations  1.5%
Government National Mortgage Assn.
 I
    8.50%, 2/15/05 - 3/15/06 .............................         667       709
    10.50%, 11/15/15 .....................................         278       309
    13.00%, 11/15/12 - 4/15/15 ...........................         109       130
 GPM, I
    8.50%, 1/15/06 .......................................          96       102
    9.50%, 8/15/09 - 10/15/09 ............................         114       124
    11.00%, 8/15/10 ......................................          61        69
    11.25%, 6/15/13 - 1/15/16 ............................         645       735
    11.75%, 7/15/13 - 11/15/15 ...........................       2,375     2,783
    13.00%, 9/15/11 ......................................          15        19
 GPM, II
    11.00%, 9/20/13 - 4/20/14 ............................          13        15
    11.25%, 12/20/15 .....................................          53        61
 Midget, I
    9.00%, 7/15/01 - 2/15/06 .............................         961     1,007
    9.50%, 5/15/01 - 4/15/05 .............................         237       252
    10.00%, 4/15/98 - 10/15/04 ...........................         737       779
    11.50%, 5/15/00 ......................................          20        22
    7,116

Total U.S. Government Mortgage-Backed Securities (Cost  $136,551)        137,817

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  0.3%

Great Western Bank, ARM, 5.88%, 7/25/17 ..................       1,330     1,277
Salomon Mortgage Security VII, CMO, 7.25%, 11/25/20 ......         152       142

Total Non-U.S. Government Mortgage-Backed Securities (Cost  $1,486)        1,419

U.S. GOVERNMENT OBLIGATIONS  17.0%
U.S. Government Agency Obligations  3.3%
Federal Home Loan Mortgage
    Deb.
        6.725%, 8/15/00 ..................................       5,250     5,276
        7.75%, 1/27/97  ..................................      10,000    10,034
                                                                          15,310
U.S. Treasury Obligations  13.7%
U.S. Treasury Notes
        5.25%, 12/31/97 ..................................       4,425     4,416
        5.875%, 3/31/99 ..................................       8,000     8,042
        6.125%, 8/31/98 ..................................      31,000    31,281
        6.25%, 10/31/01 ..................................       5,000     5,085
        6.375%, 5/15/99 ..................................       3,000     3,049
        7.125%, 9/30/99 ..................................      10,000    10,372
    62,245

Total U.S. Government Obligations (Cost  $76,865)                         77,555

COMMERCIAL PAPER  7.8%

Cargill Financial Services, 4(2), 5.25%, 12/5/96 .........      10,000     9,992
Great Lakes Chemical, 4(2), 5.30%, 12/20/96 ..............       3,400     3,390

Investments in Commercial Paper through a joint account,
        5.70 - 5.90%, 12/2/96 .............................     17,251    17,251
Walmart Stores, 5.35%, 12/2/96.............................      4,881     4,881

Total Commercial Paper (Cost  $35,513)                                    35,514

Total Investments in Securities
100.2% of Net Assets (Cost  $452,799)                                  $ 456,601

Other Assets Less Liabilities                                            (1,093)

NET ASSETS                                                             $ 455,508
                                                                       =========
Net Assets Consist of:
Accumulated net investment  income - net of distributions              $ (2,161)
Accumulated net  realized  gain/loss - net of  distributions            (39,863)
Net  unrealized  gain (loss)                                               3,802
Paid-in-capital  applicable to 96,971,632 shares of $0.01 par value
capital stock outstanding;  1,000,000,000 shares authorized              493,730

NET ASSETS                                                             $ 455,508
                                                                       =========
NET ASSET VALUE PER SHARE                                                 $ 4.70
                                                                          ======
--------------------------------------------------------------------------------
     +    Private Placement
     ARM  Adjustable Rate Mortgage
     CD   Certificate of Deposit
     CMO  Collateralized Mortgage Obligation
     ETC  Equipment Trust Certificate
     GPM  Graduated Payment Mortgage
     MTN  Medium Term Note
     REMIC Real Estate Mortgage Investment Conduit
     4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, andmay be sold only to dealers in that program or other "accredited investors".
     144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 3.3% of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

--------------------------------------------------------------------------------
Statement of Operations
================================================================================
In thousands

Unaudited
                                                                       6 Months
                                                                          Ended
                                                                       11/30/96
                                                                       --------
Investment Income
Interest income $ .................................................      14,420

Expenses
Investment management .............................................         930
Shareholder servicing .............................................         500
Custody and accounting ............................................         105
Registration ......................................................          30
Prospectus and shareholder reports ................................          23
Legal and audit ...................................................          12
Directors .........................................................           4
Miscellaneous .....................................................           4
Total expenses ....................................................       1,608
                                                                          =====
Net investment income .............................................      12,812
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ............................      (1,424)
Change in net unrealized gain or
loss on securities ................................................       7,067
Net realized and unrealized gain (loss) ...........................       5,643
                                                                          =====
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .................    $ 18,455
                                                                       ========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

Statement of Changes in Net Assets
================================================================================
In thousands

Unaudited
                                                         6 Months         Year
                                                            Ended        Ended
                                                         11/30/96      5/31/96
                                                         --------      -------
Increase (Decrease) in Net Assets
Operations

    Net investment income ...........................   $  12,812    $  29,537
    Net realized gain (loss) ........................      (1,424)      (1,431)
    Change in net unrealized gain or loss ...........       7,067       (6,222)

    Increase (decrease) in net assets from operations      18,455       21,884
Distributions to shareholders

    Net investment income ...........................     (12,812)     (29,148)
    Tax return of capital ...........................        --           (504)

    Decrease in net assets from distributions .......     (12,812)     (29,652)
Capital share transactions *

    Shares sold .....................................      83,055      176,621
    Distributions reinvested ........................      11,209       26,328
    Shares redeemed .................................     (73,897)    (259,409)
    Increase (decrease) in net assets from capital
    share transactions ..............................      20,367      (56,460)

Net Assets

Increase (decrease) during period ...................      26,010      (64,228)
Beginning of period .................................     429,498      493,726

End of period .......................................   $ 455,508    $ 429,498
*Share information
    Shares sold .....................................      17,835       37,389
    Distributions reinvested ........................       2,406        5,582
    Shares redeemed .................................     (15,879)     (54,882)

    Increase (decrease) in shares outstanding .......       4,362      (11,911)
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements
================================================================================

Unaudited                                                      November 30, 1996

--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

T. Rowe Price Short-Term Bond Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 -  INVESTMENT  TRANSACTIONS
================================================================================

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending To earn additional income, the fund lends its securities to approved brokers. At November 30, 1996, the market value of securities on loan was $5,018,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $90,163,000 and $112,377,000, respectively, for the six months ended November 30, 1996. Purchases and sales of U.S. government securities aggregated $164,804,000 and $124,267,000, respectively, for the six months ended November 30, 1996.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $37,433,000, of which $3,395,000 expires in 1997, $373,000 in 1998, and $33,665,000 thereafter through 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At November 30, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $452,799,000, and net unrealized gain aggregated $3,802,000, of which $4,665,000 related to appreciated investments and $863,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED  PARTY  TRANSACTIONS
================================================================================

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $160,000 was payable at November 30, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At November 30, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $466,000 for the six months ended November 30, 1996, of which $113,000 was payable at period-end.


--------------------------------------------------------------------------------
T. Rowe Price Shareholder Services
================================================================================

                      Investment Services And Information
================================================================================

Knowledgeable Service Representatives
================================================================================

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services
================================================================================

Checking  Available on most fixed income funds.

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(R) and
T. Rowe Price OnLine.

Discount Brokerage*
================================================================================

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information
================================================================================

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

The T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.
* A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.
================================================================================

Mutual Funds
--------------------------------------------------------------------------------
Stock Funds
-------------------------
Domestic
-------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons *
OTC
Science  &   Technology
Small-Cap Value  *
Spectrum   Growth
Value


International/Global
-------------------------

Emerging Markets Stock
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum International

================================================================================

Bond Funds
-----------------------------
Domestic Taxable
-----------------------------

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic Tax-free
-----------------------------
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
-----------------------------

Global Government Bond
Emerging Markets Bond
International Bond

================================================================================

Money Market
-----------------------------
Taxable
-----------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
-----------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

Blended Asset
-----------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio

*Closed to new investors.

================================================================================


                       For yield, price, last transaction,
                          current balance or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                               fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                             625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                                Internet address:
                            http://www.troweprice.com

                            T. Rowe Price Associates
                              100 East Pratt Street
                            Baltimore, Maryland 21202

                          This report is authorized for
                        distribution only to shareholders
                         and to others who have received
                        a copy of the prospectus of the
                     T. Rowe Price Short-Term Bond Fund(R).

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                              900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

              T. Rowe Price Investment Services, Inc., Distributor

                               RPRTSTB  11/30/96